 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 24, 2018

DNB Financial Corporation

__________________________________________

(Exact name of registrant as specified in its charter)

Pennsylvania	1-34242	23-2222567
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4 Brandywine Avenue, Downingtown, Pennsylvania		19335
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(610) 269-1040

Not Applicable

______________________________________________

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On January 24, 2018, the Board of Directors elected Peter R. Barsz as director of DNB Financial Corporation and its subsidiary, DNB First, National Association. Mr. Barsz will serve in the class of directors whose term expires in 2018.

Peter Barsz, CPA is a Partner with the Media, Pennsylvania based Certified Public Accounting firm of Barsz Gowie Amon Fultz.

There are no arrangements or understandings between Mr. Barsz and any other person or persons pursuant to which Mr. Barsz was elected as Director, and there is no family relationship between Mr. Barsz and any other director or executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer. There are no transactions between the Company and Mr. Barsz that are reportable pursuant to Item 404(a) of Regulation S-K. The Company did not enter into or materially amend any material plan, contract or arrangement with Mr. Barsz in connection with his election as Director.  Mr. Barsz will be eligible to receive director fees and participate in any Company plans available to a director.

 A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Item 8.01 Other Events

The information provided above in response to Item 5.02 of this Current Report on Form 8-K is also responsive to Item 8.01 of this Current Report on Form 8-K and is hereby incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits. The following exhibit is furnished herewith:

99.1 Press Release, dated January 29, 2018 of DNB Financial Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DNB Financial Corporation

January 29, 2018	By:	/s/ Gerald F. Sopp
Name: Gerald F. Sopp
Title: Chief Financial Officer and Executive Vice President

Exhibit Index

Exhibit No.	Description
99.1	Press Release, dated January 29, 2018 of DNB Financial Corporation